UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) Septembre 22, 2006

PS BUSINESS PARKS, INC.
        (Exact name of registrant as specified in its charter)

California	1-10709	95-4300881
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer Identification
of Incorporation)	Number)	Number)

701 Western Avenue, Glendale, California 91201-2397
        (Address of principal executive offices ) (Zip Code)

        Registrant’s telephone number, including area code: (818) 244-8080

N/A
        (Former name or former address, if changed since last report)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 22, 2006, the Company announces the release of the third quarter 2006 earnings and host quarterly conference call. The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the 'Exchange Act") or otherwise subject to the liabilities of that section, not shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

       The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

      99.1 Press release dated September 22, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Date: September 22, 2006

By: /s/ Edward A. Stokx
Edward A. Stokx
Chief Financial Officer

News Release

PS Business Parks, Inc.
701 Western Avenue
Glendale, CA 91201-2349
www.psbusinessparks.com

For Release:     Immediately
Date:                 September 22, 2006
Contact:            Mr. Edward A. Stokx
                           (818) 244-8080, Ext. 1649

GLENDALE, California — PS Business Parks, Inc. (AMEX:PSB) announced today that it intends to release its third quarter 2006 earnings after the close of business on October 30, 2006.

A conference call is scheduled for Tuesday, October 31, 2006, at 10:00 a.m. (PST) to discuss the third quarter results. The toll free number is 1-800-399-4409; the conference ID is 7236974. The call will also be available via a live webcast on the Company’s website. A replay of the conference call will be available through November 7, 2006 at 1-800-642-1687, as well as via webcast on the Company’s website.

Company Information

PS Business Parks, Inc., a member of the S&P SmallCap 600, is a self-advised and self-managed equity real estate investment trust that acquires, develops, owns and operates commercial properties, primarily flex, multi-tenant office and industrial space. The Company defines “flex” space as buildings that are configured with a combination of office and warehouse space and can be designed to fit a number of uses (including office, assembly, showroom, laboratory, light manufacturing and warehouse space). As of June 30, 2006, PSB wholly owned approximately 18.2 million net rentable square feet of commercial space with approximately 3,500 customers located in eight states, concentrated in California (5.5 million sq. ft.), Texas (2.8 million sq. ft.), Florida (3.2 million sq. ft.), Oregon (1.3 million sq. ft.), Virginia (2.9 million sq. ft.), Maryland (1.8 million sq. ft.) and Arizona (0.7 million sq. ft.).

Additional information about PS Business Parks, Inc. is available on the Internet. The Company's website is www.psbusinessparks.com.

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